Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION


In re:                           )

ANTARES RESOURCES CORP.          )                 Case No. 3:04-bk-06408-JAF

         Debtor.                 )                 Chapter 11
_________________________________


            FINANCIAL REPORT OF DEBTOR IN POSSESSION FOR BUSINESS FOR
             PERIOD BEGINNING JUNE 1, 2005 AND ENDING JUNE 30, 20005
             -------------------------------------------------------

         Trustee, Michael P. Phelan, gives notice of filing the attached Financial Report of Debtor in Possession for Business for the period beginning June 1, 2005 and ending June 30, 2005..


                                                  SMITH HULSEY & BUSEY



                                                  By /s/ Raymond R. Magley
                                                     ---------------------------
                                                         Raymond R. Magley

                                                  Florida Bar Number 0511056
                                                  225 Water Street, Suite 1800
                                                  Jacksonville, Florida  32202
                                                  (904) 359-7700
                                                  (904) 359-7708 (Facsimile)

                                                  Attorneys for Trustee

                      MONTHLY FINANCIAL REPORT FOR BUSINESS

For The Period Beginning  06/01/05 and ending: 06/30/05

Name of Debtor:   Antares Resources Corp.         Case Number: 3:04-bk-06408-JAF
Date of Petition: April 27, 2005

                                                  CURRENT         CUMULATIVE
                                                   MONTH        PETITION TO DATE

1. CASH AT BEGINNING OF PERIOD                            0
                                                 ----------       ---------
2. RECEIPTS:
   A. Cash Sales                                                          0
                                                 ----------       ---------
      Less Cash Refunds                                                   0
                                                 ----------       ---------
      Net Cash Sales                                                      0
                                                 ----------       ---------
   B. Collection on Postpetition A/R                                      0
                                                                  ---------
   C. Collection on Prepetition A/R                                       0
                                                                  ---------
   D. Other Receipts - Pymnt from Creditor        25,000.00       25,000.00
                                                 ----------       ---------
   E. Other Receipts - Interest Deposit

3. TOTAL RECEIPTS                                      1.77            1.77
                                                 ----------       ---------
4. TOTAL CASH AVAILABLE FOR
     OPERATIONS (Line 1 + Line 3)                 25,000.00       25,001.77
                                                 ----------       ---------
5. DISBURSEMENTS
  A.  U.S. Trustee Quarterly Fees                  1,000.00        1,000.00
                                                 ----------       ---------
  B.  Net Payroll
                                                 ----------       ---------
  C.  Payroll Taxes Paid
                                                 ----------       ---------
  D.  Sales and Use Taxes
                                                                  ---------
  E.  Other Taxes
                                                                  ---------
  F.  Rent
                                                                  ---------
  G.  Other Leases (Attachment 2)
                                                                  ---------
  H.  Telephone
                                                                  ---------
  I.  Utilities
                                                                  ---------
  J.  Travel & Entertainment
                                                                  ---------
  K.  Vehicle Expenses
                                                                  ---------
  L.  Office Supplies
                                                                  ---------
  M.  Advertising
                                                                  ---------
  N.  Insurance (Attachment 7)
                                                                  ---------
  O.  Purchases of Fixed Assets (Attachment 3)
                                                                  ---------
  P.  Purchase of Inventory (Attachment 3)
                                                                  ---------
  Q.  Manufacturing Supplies
                                                                  ---------
  R.  Repairs & Maintenance
                                                                  ---------
  S.  Payments to Secured Creditors
                                                                  ---------
  T.  Other Expense                                  125.00          125.00
                                                 ----------       ---------

    TOTAL CASH DISBURSEMENTS                       1,125.00        1,125.00
                                                 ----------       ---------

7. ENDING CASH BALANCE (Line 4 - Line 6)          23,876.77       23,876.77
                                                 ----------       ---------


I declare under penalty of perjury that this statement and the accompanying schedules are true and correct to the best of knowledge and belief.


This 25th day of July ___, 2005                /s/ Michael P. Phelan
                                               ---------------------------------

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              -----------------------------------------------------


Name of Debtor:  Antares Resources Corp.           Case Number:3:04-bk-06408-JAF


ACCOUNTS RECEIVABLE AT PETITION DATE:                                        0
                                                                   -----------

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and postpetition, including charge card sales which have not been received)


                  Beginning of Month Balance                                 0
                                                                   -----------

      PLUS:       Current Month New Billings                                 0
                                                                   -----------

     LESS:         Collection During the Month                               0
                                                                   -----------

                End of Month Balance                                         0
                                                                   -----------





================================================================================
AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days      31-60 Days       61-90 Days      Over 90 Days         Total
---------      ----------       ----------      -----------          -----
                                                                         0
                                                                     ------
 0.0%

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor:  Antares Resources Corp.         Case Number:  3-04-bk-06408-JAF

Reporting Period beginning 06/01/05 and ending 06/30/05

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


Date           Days
Incurred       Outstanding      Vendor       Description        Amount


None




================================================================================
ACOUNTS PAYABLE RECONCILIATION (Post Petition Only):


                           Opening Balance (total from prior report)          0
                                                                         ------

           PLUS:           New indebtedness Incurred this Month               0
                                                                         ------

           LESS:           Amount Paid on Prior Accounts Payable              0
                                                                         ------

                           Ending Month Balance                               0
                                                                         ------



SECURED: List the status of Payments to Secured Creditors and Lessors (Post
         Petition Only)________


Secured        Date                    # of Post Petition      Total $
Creditor/      Payment    Payment      Payments                Amount of
Lessor         Due        Amount       Delinquent              Post Petition
---------      -------    -------      -------------------     -------------
None

                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------


Name of Debtor:  Antares Resources Corp.        Case Number:  03-04-bk-06408-JAF

Reporting Period Beginning 06/01/05 and ending 06/30/05


                                INVENTORY REPORT
                                ----------------

INVENTORY BALANCE AT PETITION DATE:
                                    -------------------------------

         Inventory Balance at Beginning of Month                              0
                                                                         ------
         Inventory Purchase During Month                                      0

         Inventory Used or Sold                                               0
                                                                         ------

         Inventory on Hand at End of Month                                    0
                                                                         ------

METHOD OF COSTING INVENTORY:                                                N/A
                                                                         ------

===============================================================================

                               FIXED ASSET REPORT
                               ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE
(Includes Property, Plant and Equipment)                                      0
                                                                         ------

BRIEF DESCRIPTION (First Report Only):
                                       -----------------------------------------

--------------------------------------------------------------------------------


FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at  Beginning of Month                                 0
                                                                         ------

         LESS:             Depreciation Expense                               0
                                                                         ------

         PLUS:             New Purchases                                      0
                                                                         ------

Ending Monthly Balance                                                        0
                                                                         ------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD
                   -------------------------------------------------------------

--------------------------------------------------------------------------------

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor:  Antares Resources Corp.        Case Number:  03-04-bk-06408-JAF


Reporting Period Beginning 06/01/05 and ending 06/30/05



A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK:  Bank of America          BRANCH:     Dallas, TX
              -------------------               --------------------------------
ACCOUNT NAME:  Antares Resources Corp.
               -----------------------------------------------------------------
ACCOUNT NUMBER:    xxxx
                ----------------------------------------------------------------
PURPOSE OF ACCOUNT:
                     -----------------------------------------------------------

         Beginning Balance                           0
                                            ----------

         Total of Deposits Made              25,001.77
                                            ----------

         Total Amount of Checks Written       1,125.00
                                            ----------

         Service Charge
                                            ----------

         Closing Balance                     23,876.77
                                            ----------


         Number of First Check Written This Period                1000
                                                                ------
         Number of Last Check Written This Period                 1001
                                                                ------
         Total Number of Checks Written This Period                  2


                               INVESTMENT ACCOUNT

Type of Negotiable
    Instrument           Face Value       Purchase Price      Date of Purchase
------------------       ----------       --------------      ----------------
      N/A

                                  ATTACHMENT 5
                                  ------------


Name of Debtor:  Antares Resources Corp.        Case Number:  03-04-bk-06408-JAF

Reporting Period Beginning  06/01/05 and ending 06/30/05


                                 CHECK REGISTER


NAME OF BANK:  Bank of America         BRANCH:  Dallas, TX
              -------------------               --------------------------------


ACCOUNT NAME:  Antares Resources Corp.
               -----------------------------------------------------------------

ACCOUNT NUMBER:  xxxx
                 ---------------------------------------------------------------

PURPOSE OF ACCOUNT
                    ------------------------------------------------------------
Account for All Check Numbers, Including voided, Lost Stopped Payment, etc.


Date            Check            Payee            Purpose            Amount
----            -----            -----            -------            ------

See Attached
------------

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor:  Antares Resources Corp.        Case Number:  03-04-bk-06408-JAF

Reporting Period Beginning 06/01/05 and ending 06/30/05


                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid or deposited into the tax account

Date            Bank            Description            Amount
----            ----            -----------            ------

None


================================================================================



                               TAXES OWED AND DUE
                               ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, state sales tax, property tax, unemployment tax and state workmen's compensation.

 Date last tax return file
                           ----------------------------
Period return covers
                     ------------------------------=

Name of Taxing           Date
   Authority             Payment Due          Description           Amount
--------------           -----------          -----------           ------
None

                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------


Name of Debtor:  Antares Resources Corp.        Case Number:  03-04-bk-06408-JAF

Reporting Period Beginning                      and ending
                           -------------------              --------------------


Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

NAME OF OFFICER OR OWNER           TITLE                    AMOUNT PAID
------------------------           -----                    -----------

None



================================================================================


                                PERSONNEL REPORT

                                                       Full Time       Part Time

Number of employees at beginning of Period                    0               0
                                                       --------        --------

Number hired during the period                                0               0
                                                       --------        --------

Number terminated or resigned during period                   0               0
                                                       --------        --------

Number of employees on payroll at end of period               0               0
                                                       --------        --------


================================================================================

                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.


                  Agent &                                            Date
                  Phone            Coverage        Expiration        Premium
Carrier           Number           Type            Date              Due
-------           -------          --------        ----------        -------
N/A

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

                                      None





















We anticipate filing a Plan of Reorganization and Disclosure Statement on or before____________ Unknown